Encore Capital Group, Inc. Q2 2017 EARNINGS CALL Exhibit 99.1

2 CAUTIONARY NOTE ABOUT FORWARD- LOOKING STATEMENTS The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent reports on Form 10-K and Form 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

3 ENCORE UPDATE

4 U.S. MARKET CONTINUES TO DEMONSTRATE FAVORABLE DYNAMICS FOR OUR BUSINESS  Supply improved in the second quarter  Banks continue to build their loan loss provisions  Issuers report delinquency and net charge-off rates continue to increase  We expect supply will continue to grow  Pricing remains favorable  Better returns are generating more ERC for each dollar deployed  Year-to-date commitments for 2017 total more than $425 million  CFPB recently published September 2017 as updated time frame for Notice of Proposed Rulemaking for debt collection We are well-positioned for a strong year of deployments at substantially better returns

5 OUR RECENT PURCHASES OF SIGNIFICANTLY MORE ACCOUNTS AND ASSOCIATED CAPACITY EXPANSION REFLECT OUR ADAPTABILITY  Deploying capital more efficiently leads to acquiring more accounts and the need for more collections capacity  We are willing to absorb this near-term expense in order to drive higher IRRs and more favorable longer term returns  Previously mentioned capacity expansion remains on track  We continue to demonstrate our ability to adapt to changes in market conditions We are well-positioned to continue to benefit from favorable market conditions

6 CABOT HAS ESTABLISHED ITSELF AS THE LEADING DEBT BUYER IN THE UNITED KINGDOM  Cabot had a strong purchasing quarter in Europe, deploying over $90 million at solid returns  Cabot’s liquidation initiatives are driving sustained collections improvement on many of its portfolios across a number of vintages  In May, became first credit management service company to be authorized by the Central Bank of Ireland  Preparation for a Cabot IPO remains on track

7 ENCORE’S LEVERAGE RATIO IS SIGNIFICANTLY IMPACTED BY THE CONSOLIDATION OF CABOT’S DEBT ON OUR BALANCE SHEET Debt and Debt Ratios1 Upon consummation of a Cabot IPO, we intend to deconsolidate Cabot from Encore’s financial statements Encore With Cabot at 06/30/17 Without Cabot at 06/30/17 Total Debt $2.734 B $1.297 B Total Debt / (Adjusted EBITDA + Collections applied to principal balance)2 2.65x 1.87x Total Debt / Equity 4.94x 2.34x 1) Preferred equity certificates treated as equity. This represents the pro forma impact of removing Cabot’s debt from Encore’s financial statements and does not represent a complete illustration of the deconsolidation of Cabot from Encore’s financial statements. 2) Ratio calculation method is materially consistent with covenants in Encore’s restated credit agreement and senior secured notes

8 Detailed Financial Discussion

9 ENCORE HAD A SOLID SECOND QUARTER $0.88 Economic EPS2 GAAP EPS1 $0.77 GAAP Net Income1 $20.3 million Adjusted Income2 $22.9 million Estimated Remaining Collections of $6.3 billion 1) From continuing operations attributable to Encore 2) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP Collections $446 million

10 WORLDWIDE DEPLOYMENTS IN Q2 WERE UP 6% COMPARED TO THE SAME QUARTER A YEAR AGO Q2 2017 Deployments $M United States $132 Europe $92 Other $22 Total $246

11 WORLDWIDE COLLECTIONS WERE UP 3% COMPARED TO Q2 2016 AND WERE UP 6% IN CONSTANT CURRENCY Collections by Geography 0 100 200 300 400 500 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 Q3 Q4 Q1 Q2 Collection Sites Legal Collections Collection Agencies $M 0 100 200 300 400 500 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 Q3 Q4 Q1 Q2 United States Europe Other 417 441 446 422 397 448 434 407 $M Collections by Channel 417 441 446 422 397 448 434 407

Q2 REVENUE IN THE U.S. GREW 5% COMPARED TO Q2 2016 Revenue by Geography 12 -50 0 50 100 150 200 250 300 350 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 Q3 Q4 Q1 Q2 United States Europe Other $M 289 291 279 291 272 289 179 271

13 ERC AT THE END OF Q2 REPRESENTS OUR HIGHEST LEVEL TO DATE Total Estimated Remaining Collections 0 1,000 2,000 3,000 4,000 5,000 6,000 June 2013 June 2014 June 2015 June 2016 June 2017 United States Europe Other 2,741 4,899 5,684 $M 5,537 6,256

ENCORE DELIVERED GAAP EPS OF $0.77 AND ECONOMIC EPS OF $0.88 IN THE SECOND QUARTER OF 2017 14 * Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP $0.77 $0.02 ($0.10) ($0.04) ($0.03) $0.87 $0.88 $0.12 $0.13 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 Net income per diluted share from continuing operations attributable to Encore Convertible notes non-cash interest and issuance cost amortization Acquisition, integration and restructuring related expenses Amortization of certain acquired intangible assets Gain on reversal of contingent consideration Income tax effect of the adjustments Adjustments attributable to noncontrolling interest Adjusted income per diluted share from continuing operations attributable to Encore - (Accounting)* Adjusted income per diluted share from continuing operations attributable to Encore - (Economic)* 0.2M shares deducted in Q2 2017

SUMMARY 15  Q2 was a solid quarter of financial and operational performance  Supply continues to rise and prices remain favorable in the U.S.  Improved pricing and better liquidations drove YTD core purchase price multiple to 2.0x through Q2  We’ve secured more than $425 million in commitments for 2017  Cabot’s progress continues  Strong purchasing quarter in the U.K.  Liquidation improvement initiatives delivering sustained improved collections performance  Preparation for Cabot IPO remains on track

16 Q&A

17 Appendix

18 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore, Adjusted Income Attributable to Encore per Share/Economic EPS, and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

19 RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended June 30, 2017 2016 $ Per Diluted Share – Accounting Per Diluted Share – Economic $ Per Diluted Share – Accounting Per Diluted Share – Economic GAAP net income from continuing operations attributable to Encore, as reported $ 20,255 $ 0.77 $ 0.77 $ 29,588 $ 1.14 $ 1.14 Adjustments: Convertible notes non-cash interest and issuance cost amortization 3,078 0.12 0.12 2,921 0.11 0.11 Acquisition, integration and restructuring related expenses1 3,520 0.13 0.14 3,271 0.13 0.13 Gain on reversal of contingent consideration2 (2,773) (0.10) (0.10) --- --- --- Settlement fees and related administrative expenses3 --- --- --- 698 0.03 0.03 Amortization of certain acquired intangible assets4 588 0.02 0.02 575 0.02 0.02 Income tax effect of the adjustments5 (943) (0.04) (0.04) (2,338) (0.09) (0.09) Adjustments attributable to noncontrolling interest6 (812) (0.03) (0.03) (1,273) (0.05) (0.05) Adjusted income from continuing operations attributable to Encore $ 22,913 $ 0.87 $ 0.88 $ 33,442 $ 1.29 $ 1.29 1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 2) Amount represents a gain recognized as a result of reversing a liability for contingent consideration that was established when we acquired a debt solution service provider in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. 3) Amount represents litigation and government settlement fees and related administrative expenses. For the three months ended June 30, 2016, amount consists of settlement and administrative fees related to certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 4) As we continue to acquire debt solution service providers around the world, the acquired intangible assets, such as trade names and customer relationships, have grown substantially. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company’s trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share. 5) Amount represents the total income tax effect of the adjustments, which is generally calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred. 6) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended 9/30/16 12/31/16 3/31/17 6/30/17 GAAP net income, as reported $ (51,946) $ 11,323 $ 14,979 $ 19,076 Adjustments: (Income) loss from discontinued operations, net of tax --- (829) 199 --- Interest expense 48,632 48,447 49,198 50,516 Interest income1 (694) (725) (779) (919) Provision for income taxes (13,768) 28,374 12,067 13,531 Depreciation and amortization 8,032 8,740 8,625 8,672 Stock-based compensation expense 633 3,125 750 2,760 Acquisition, integration and restructuring related expenses2 3,843 7,457 855 3,520 Gain on reversal of contingent consideration3 --- (8,111) --- (2,773) Settlement fees and related administrative expenses4 2,613 --- --- --- Adjusted EBITDA $ (2,655) $ 97,801 $ 85,894 $ 94,383 Collections applied to principal balance5 247,427 147,203 188,893 173,946 RECONCILIATION OF ADJUSTED EBITDA 20 1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability. 2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) Amounts in the second quarter of 2017 and in the fourth quarter of 2016 represent gains recognized as a result of reversing liabilities for contingent consideration that were established when we acquired two debt solution service providers in Europe. We have adjusted for these amounts because we do not believe they are indicative of ongoing operations. 4) Amount represents litigation and government settlement fees and related administrative expenses. Amount consists of settlement and administrative fees related to certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 5) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios, net.

Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended RECONCILIATION OF ADJUSTED OPERATING EXPENSES 9/30/15 12/31/15 3/31/16 6/30/16 9/30/16 12/31/16 3/31/17 6/30/17 GAAP total operating expenses, as reported $ 248,185 $ 206,271 $ 205,513 $ 197,695 $ 200,597 $ 183,939 $ 196,100 $ 210,323 Adjustments: Stock-based compensation expense (5,156) (4,749) (3,718) (5,151) (633) (3,125) (750) (2,760) Operating expenses related to non-portfolio purchasing and recovery business1 (20,835) (26,144) (26,885) (28,253) (26,446) (29,291) (27,946) (26,984) Acquisition, integration and restructuring related expenses2 (2,235) (2,635) (3,059) (3,271) (3,843) (7,457) (855) (3,520) Gain on reversal of contingent consideration3 --- --- --- --- --- 8,111 --- 2,773 Settlement fees and related administrative expenses4 (54,697) --- (2,988) (698) (2,613) --- --- --- Adjusted operating expenses related to portfolio purchasing and recovery business $ 165,262 $ 172,743 $ 168,863 $ 160,322 $ 167,062 $ 152,177 $ 166,549 $ 179,832 21 1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business. 2) Amount represents acquisition, integration and restructuring related operating expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) Amounts in the second quarter of 2017 and in the fourth quarter of 2016 represent gains recognized as a result of reversing liabilities for contingent consideration that were established when we acquired two debt solution service providers in Europe. We have adjusted for these amounts because we do not believe they are indicative of ongoing operations. 4) Amount represents litigation and government settlement fees and related administrative expenses. Amount in third quarter of 2015 represents the consent order with the CFPB that we entered into in September 2015. Amounts in the first, second and third quarters of 2016 represent settlement and administrative fees related to certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results.

(Unaudited, In Millions, except per share amounts) IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES Three Months Ended 6/30/17 As Reported Constant Currency Revenue $ 291 $ 302 Operating expenses $ 210 $ 216 Net income* $ 20 $ 21 Adjusted net income* $ 23 $ 24 GAAP EPS* $ 0.77 $ 0.80 Economic EPS* $ 0.88 $ 0.91 Collections $ 446 $ 461 ERC $ 6,256 $ 6,336 22 * From continuing operations attributable to Encore. Note: Constant Currency figures are calculated by employing Q2 2016 foreign currency exchange rates to recalculate Q2 2017 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC, which is calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results.

COST-TO-COLLECT REFLECTS HIGHER LEGAL SPENDING IN THE U.S. PARTIALLY OFFSET BY LOWER COSTS IN EUROPE 23 Overall Cost-to-Collect1 39.2% 41.1% 41.5% 38.4% 37.7% 37.8% 36.9% 40.3% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 6 2 0 1 7 2 0 1 6 2 0 1 7 Q3 Q4 Q1 Q2 1. Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 2. Cost-to-collect in Q3 2016 includes the impact of $11 million adjustment to deferred court cost receivable in Europe. Location Q2 2017 CTC Q2 2016 CTC United States 44.5% 39.0% Europe 29.7% 31.1% Other 48.1% 42.9% Encore total 40.3% 36.9% 2